EVENTS AFTER THE REPORTING PERIOD	12 Months Ended
Dec. 31, 2025
Disclosure of non-adjusting events after reporting period [abstract]
EVENTS AFTER THE REPORTING PERIOD	EVENTS AFTER THE REPORTING PERIOD
Kyivstar Group Ltd. secondary public offering of shares held by VEON
On January 29, 2026, VEON announced the pricing of a secondary public offering of 12,500,000 common shares of KGL, it’s majority-owned subsidiary, comprising 12,100,000 shares held by VEON Amsterdam B.V. and 400,000 shares from other selling shareholders, at a public offering price of US$ 10.50 per share. The underwriters were granted a 30-day option to purchase up to an additional 1,875,000 shares from the other selling shareholders at the public offering price, less underwriting discounts and commissions. The offering, which was oversubscribed by five times, closed on February 2, 2026 with 14,375,000 common shares sold, including the full exercise of the underwriters' option. Following completion of the offering, VEON's ownership in KGL decreased from 89.6% to 83.6% and VEON received net proceeds of approximately US$ 140 for general corporate purposes.
VEON’s Kyivstar Group Ltd. expands digital healthcare services with Acquisition of Tabletki.ua
On February 10, 2026, VEON announced its wholly owned subsidiary KGL, has signed a definitive agreement and completed the acquisition of 100% of Tabletki.ua for US$160, payable in Ukrainian hryvna in Ukraine. Tabletki.ua is one of Ukraine’s most widely used digital platforms for finding, comparing and reserving medicines and other products available at Ukrainian pharmacies. The initial purchase price accounting has not yet been completed at the date of the financial statements and as such, the estimated financial impact of this transaction is not yet available.
VEON’s Subsidiary Jazz Secures Largest Allocation with 190 MHz
On March 10, 2026, VEON announced that VEON’s subsidiary Jazz secured the allocation of 190 MHz after a successful mobile spectrum auction held in Pakistan. Payments for the spectrum awarded will be made in Pakistani Rupees (PKR) beginning in 2027, allowing time to deploy the required network technology, Jazz will pay the PKR equivalent of approximately US$240 at the prevailing exchange rate.
VEON Announces Agreement with the Dhabi Group regarding historical claims under a Shareholders Agreement
On March 13, 2026, VEON announced that it had entered into an agreement with the Dhabi Group regarding historical claims under a Shareholders Agreement. As part of this agreement, VEON will welcome the Dhabi Group, whose principal is His Highness Sheikh Nahyan bin Mubarak Al Nahyan, as a shareholder in the Company. Under the terms of the agreement, Dhabi Group will fully withdraw all its claims and VEON has agreed to pay the Dhabi Group US$120 in cash plus US$30 equivalent in ADS (‘ADS Payment’). Additionally, twenty-four months after the date of agreement, VEON will make further cash payment (if any) equal to the difference of US$60 and the market value of the ADS Payment at future date. Accordingly, VEON recognized a provision for the amount that represents the estimated expected outflow of US$170, refer Note 9 - Provisions and Contingent Liabilities and Note 17 - Other Non-Operating Gain / (Loss) for further details.